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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated February 6, 2001 included in Loudeye Technologies, Inc. Annual Report on Form 10-K (File No. 000-29583) for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

                                               /s/ Arthur Andersen L.L.P.
                                          By: _________________________________
                                                  Arthur Andersen L.L.P.

March 30, 2001
Seattle, Washington